PRICEWATERHOUSECOOPERS
--------------------------------------------------------------------------------

                                                 PricewaterhouseCoopers LLP
                                                 609 Granville Street, Suite 400
                                                 PO Box 10373 Pacific Centre
                                                 Vancouver, British Columbia
                                                 Canada  V7Y 1L3
                                                 Telephone +1 (604) 806 7000
                                                 Facsimile +1 (604) 806 7806




                                  July 19, 2002
                                  -------------


                        Report of Independent Accountants
                        ---------------------------------

To  the  Board  of  Directors
GFC  Ventures  Corp.

In our opinion, the accompanying balance sheet and the related Statement of Operations, Deficit and Cash flows present fairly, in all material respects, the financial position of GFC Ventures Corp. at December 31, 2001, and the results of its operations and its cash flows for the period from April 5, 2001 (date of incorporation) to December 31, 2001, in conformity with accounting principles which, as described in Note 2, are generally accepted in the United Stated of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which requires that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has a working capital deficiency and is not paying its debts in a timely manner, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/S/ PricewaterhouseCoopers LLP

Chartered Accountants


PricewaterhouseCoopers refers to the Canadian firm of PricewaterhouseCoopers LLP and other members of the worldwide PricewaterhouseCoopers organization.


GFC  Ventures  Corp.

Balance  Sheet
-----------------------------------------------------------
(expressed  in  U.S.  dollars)
                                                DECEMBER 31
                                                    2001
                                                -----------

ASSETS
Current assets
  Cash                                          $   50,832
  Accounts receivable (note 3)                      14,830
  Prepaid expenses  (note 4)                        10,916
                                                -----------
Total current assets                                76,578

Property, plant and equipment (note 5)               5,632
                                                -----------
                                                $   82,210
                                                ===========

LIABILITIES AND SHAREHOLDERS' DEFICIENCY
Current liabilities
  Accounts payable and accrued liabilities
   (note 6)                                     $   84,076
                                                -----------
Total liabilities                                   84,076

Capital stock
  Authorized
    10,000,000 Class A voting common shares,
      no par value
    10,000,000 Class B voting common shares,
      no par value
    10,000,000 Class C non-voting common shares,
      no par value
    10,000,000 Class A preferred shares,
      $10 par value
    10,000,000 Class B preferred shares,
      $0.01 par value
  Issued
    100 Class A voting common shares                     1

Deficit                                             (1,867)
                                                -----------
                                                    (1,866)
                                                -----------
                                                $   82,210
                                                ===========




               The accompanying notes are an integral part of these
                               financial statements


                                                                            (2)

GFC  Ventures  Corp.

Statement  of  Operations
--------------------------------------------------------------
(expressed  in  U.S.  dollars)


                                                 PERIOD FROM
                                                APRIL 5, 2001
                                                  (DATE OF
                                                INCORPORATION)
                                                TO DECEMBER 31
                                                     2001
                                                --------------

Expenses
  Selling, general and administrative costs              340
  Amortization of property, plant and equipment        1,527
                                                -------------
                                                       1,867
                                                -------------
Net (loss)                                      $     (1,867)
                                                =============





               The accompanying notes are an integral part of these
                               financial statements


                                                                            (3)


GFC  Ventures  Corp.

Statement  of  Changes  in  Shareholders'  Deficiency


                                                                ACCUMULATED
                                                                   OTHER
                                                               COMPREHENSIVE  SHAREHOLDERS'
(expressed in U.S. dollars)         COMMON STOCK      DEFICIT     INCOME       DEFICIENCY

                                   SHARES   AMOUNT
                                  -------- --------  ---------  ------------  -------------

APRIL 5, 2001
 (DATE OF INCORPORATION)

Common stock issued - April 5,
 2001
  100 common shares@$0.01/share       100  $     1   $      -   $       -     $       1
Loss for the period                     -        -     (1,867)          -        (1,867)
                                  -------- --------  ---------  ------------  -------------

BALANCE - DECEMBER 31, 2001           100  $     1   $ (1,867)  $       -     $  (1,866)
                                  ======== ========  =========  ============  =============




               The accompanying notes are an integral part of these
                               financial statements



                                                                            (4)


GFC  Ventures  Corp.

Statement  of  Cash  Flows
-------------------------------------------------------------------
(expressed  in  U.S.  dollars)
                                                       PERIOD
                                                    FROM APRIL 5,
                                                    2001 (DATE OF
                                                    INCORPORATION)
                                                    TO DECEMBER 31
                                                         2001
                                                    ---------------
CASH FLOWS FROM OPERATING ACTIVITIES

Loss for the period                                  $   (1,867)

Adjustments to reconcile net loss for the period
 to net cash used in operating activities
  Amortization of property, plant and equipment           1,527
Changes in non-cash working capital items

Accounts receivable                                     (14,830)

Prepaid expenses                                        (10,916)
Accounts payable and accrued liabilities                 84,076
                                                     ------------
                                                         57,990
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common shares                       1
                                                     ------------
                                                              1
CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of property and equipment                       (7,159)
                                                     ------------

                                                         (7,159)
                                                     ------------

Increase in cash and cash equivalents                $   50,832
Cash and cash equivalents, beginning of the period            -
                                                     ------------
Cash and cash equivalents, end of the period         $   50,832
                                                     ============

SUPPLEMENTAL DISCLOSURES OF CASH
 FLOW INFORMATION
  Cash paid for income taxes                         $        -
  Cash paid for interest                                      -




               The accompanying notes are an integral part of these
                               financial statements


                                                                            (4)

GFC  Ventures  Corp.
Notes  to  the  Financial  Statements
December  31,  2001
--------------------------------------------------------------------------------



1.     Nature  Of  Business  and  Continued  Operations

The Company was incorporated on April 5, 2001 in the province of British Columbia under the name of 625580 B.C. Ltd. On June 26, 2001, it changed its name to GFC Ventures Corp

In June 2001, the Company commenced active business operations, which included the signing of a Letter of Intent dated June 22, 2001 with House of Brussels Holdings Ltd., which owns and operates Brussels Chocolates Ltd. In accordance with the terms of the Letter of Intent, the Company was entitled to designate a publicly traded company to exchange its shares for all of the issued and outstanding shares of House of Brussels Holdings Ltd. In addition, the company was to be paid a fee for services which would be settled by the designated publicly traded company issuing an unspecified number of shares to the shareholder's of GFC in exchange for their shares in GFC. This additional fee was contingent upon the successful completion of the acquisition of House of Brussels Holdings Ltd. ("House of Brussels"). Subsequently, Green Fusion Corporation ("Green Fusion") was designated as the publicly traded company and completed the acquisition of House of Brussels on May 6, 2002. On May 10, 2002 Green Fusion completed the acquisition of the Company by issuing 13,684,700 of its common shares for all of the outstanding shares of the Company. See Note 11
-  Subsequent  Events.

During the past year, the Company has provided management, fund raising and general administrative services to Green Fusion and House of Brussels. The Company is reimbursed for expenses incurred on behalf of Green Fusion and House of Brussels at cost.

The financial statements have been prepared on the basis that the Company will be able to continue in operation and realize its assets and settle its debts in the ordinary course of its operations. However, the Company has a working capital deficiency and is not paying its debts in a timely manner. The Company and Green Fusion Corporation are actively seeking new financing to fund future operations and to pay existing liabilities. There is no assurance that the Company and Green Fusion will be successful. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

2.     Summary  Of  Significant  Accounting  Policies

a) Basis of Presentation - These financial statements have been prepared in accordance with generally accepted accounting standards in the United States of America.

b) Use of Estimates - Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.

c) Foreign Currency translation and transactions - The Company has adopted the U.S. dollar as its reporting currency. The functional currency of the company's operations is the Canadian currency. The financial statements are translated to U.S. dollars using the period-end exchange rate for assets and liabilities and weighted-average exchange rates for the period for revenues and expenses. Translation gains and losses are deferred and accumulated as a component of other comprehensive income in shareholder's equity. Net gains and losses resulting from foreign exchange transactions are included in the consolidated statement of operations.

d) Cash and Cash Equivalents - Cash and cash equivalents consist of cash on deposit and highly liquid short-term interest bearing securities with maturities at the date of purchase of three months or less.

e) Depreciation, Amortization and Capitalization - The Company records depreciation and amortization when appropriate, using both straight-line and declining balance methods over the estimated useful life of the assets as follows:

                         Computer equipment         2 years
                         Furniture and fixtures     5 years

Expenditures for maintenance and repairs are charged to expense as incurred. Additions, major renewals and replacements that increase the property's useful life are capitalized. Property sold or retired, together with the related accumulated depreciation, is removed from the appropriate accounts and the resultant gain or loss is included in net income.

GFC  Ventures  Corp.
Notes  to  the  Financial  Statements
December  31,  2001
--------------------------------------------------------------------------------



f) Fair Value of Financial Instruments - Financial accounting Standards Statement No. 107, "Disclosures About Fair Value of Financial Instruments", requires the Company to disclose, when reasonably attainable, the fair market values of its assets and liabilities, which are deemed to be financial instruments. The Company's financial instruments consist primarily of cash and certain investments.

g) Revenue recognition - Revenue is recognized when services are performed. Where expenses are incurred specifically for the fulfillment of a contract or an agreement and the Company is reimbursed at cost (no mark-up), the reimbursement is accounted for as a deduction to expenses instead of an increase to revenue.


3.     Accounts  Receivable

                                     DECEMBER 31
                                            2001
                                    ------------
 Canadian Goods and Services Taxes  $      1,608
 Due from Green Fusion Corporation        13,222
                                    ------------
                                    $     14,830
                                    ============


4.     Prepaid  Expenses

The Company has prepaid two months deposit for its office premises, totalling $10,916.


5.     Property,  Plant  and  Equipment

                                         DECEMBER 31, 2001
                                ------------------------------------
                                           ACCUMULATED
                                   COST    AMORTIZATION     NET
Computer equipment              $  4,884   $  (1,378)    $ 3,506
Furniture and fixtures             2,276        (148)      2,128
                                 -----------------------------------
                                $  7,160   $  (1,526)    $ 5,634
                                ====================================


6.     Accounts  Payable  And  Accrued  Liabilities

Accounts payable and accrued liabilities represent costs incurred on behalf of Green Fusion and House of Brussels.

                                DECEMBER 31
                                    2001
                                -----------
Trade payables                  $   37,049
Accruals for consulting fees        46,688
Employee costs                         339
                                -----------
                                $   84,076
                                ===========


7.     Related  Party

The sole director of the Company, Evan Baergen, was also the sole director of Green Fusion. On September 1, 2001, the Company and Green Fusion signed a management services agreement to provide management and office services to Green Fusion in connection with their planned acquisition of House of Brussels Holdings Ltd. Under the terms of this agreement, GFC Ventures has agreed to provide co-ordination of finances, due diligence, regulatory compliance, administration, and business development services. The agreement requires Green Fusion to reimburse the Company for expenses incurred from July 1, 2001 to August 31, 2001 in connection with the House of Brussels transaction. The agreement requires Green Fusion to reimburse GFC Ventures, at cost, for all expenses incurred by GFC Ventures in its normal operation to perform the tasks required under the management services agreement, which includes salary and consultant's fees, rent, general office expenses and direct expenses incurred for the benefit of Green Fusion and House of Brussels. For the year ended December 31, 2001, the Company billed Green Fusion $363,276 under the management services agreement for costs that had been incurred on its behalf. At December 31, 2001, Green Fusion owed the Company $13,222, as described in Note 2
- Accounts Receivable. Subsequent to year-end, Green Fusion acquired all of the outstanding shares of the Company - see Note 10 - Subsequent Events.


8.     Recently  Issued  Accounting  Pronouncements

The Company does not expect that recently issued accounting pronouncements will have a significant impact on its financial statements.


9.     Income  Taxes

The Company accounts for its income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Under Statement 109, a liability method is used whereby deferred tax assets and liabilities are determined based on temporary differences between basis used for financial reporting and income tax reporting purposes. Income taxes are provided based on tax rates in effect at the time such temporary differences are expected to reverse. A valuation allowance is provided for certain deferred tax assets if it is more likely than not, that the Company will not realize the tax assets through future operations.

The Company has incurred operating loss carryforwards in Canada of approximately $1,900 which will expire in 2008. A full valuation allowance has been provided against the resulting deferred tax asset.


10.     Commitments  And  Contingencies

Operating Leases - The Company signed a lease agreement in August 2001 for office premises, but has subsequently moved their offices to the House of Brussels manufacturing facility on January 31, 2002 and negotiated a surrender of the lease agreement with the landlord. No leasing obligations currently exist on behalf of the Company.


11.     Subsequent  Events

On March 28, 2002 the Company issued 36,674 shares to the Company's sole employee and 100,074 shares to various consultants. An amount will be recorded as compensation cost on the issuance of these shares.

Under a separate agreement dated April 2, 2002, Green Fusion agreed to purchase all of the outstanding shares of GFC Ventures Corp. in consideration of the issuance of 13,684,700 restricted shares of Green Fusion common stock. The shares  were  issued  in  May  2002.